Exhibit 99.3

SPECIAL MEETING OF STOCKHOLDERS OF CROSSTEX ENERGY, INC. <Month Date>, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement/prospectus and proxy card are available at http://www.astproxyportal.com/ast/13278/ Please complete, sign, date and mail your proxy card in the postage-paid envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. The Board of Directors recommends you vote “FOR” proposals 1, 2 and 3. 1. Proposal to adopt the Agreement and Plan of Merger, dated as of October 21, 2013, as such agreement may be amended from time to time, by and among Crosstex Energy, Inc. ("Crosstex"), Devon Energy Corporation ("Devon"), Acacia Natural Gas Corp I, Inc. ("New Acacia"), New Public Rangers, L.L.C. ("New Public Rangers") and certain other wholly owned subsidiaries of Devon, pursuant to which, among other things, a wholly owned subsidiary of New Public Rangers will merge with and into Crosstex (the "Crosstex merger"), and another wholly owned subsidiary of New Public Rangers will merge with and into New Acacia, with Crosstex and New Acacia surviving as wholly owned subsidiaries of New Public Rangers. 2. Proposal to approve adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1. 3. Proposal to approve, on an advisory (non-binding) basis, a resolution regarding the compensation payments that will or may be paid by Crosstex to its named executive officers in connection with the Crosstex merger. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. Please detach along perforated line and mail in the envelope provided.  00003000000303000000 5 FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

1 14475 COMMENTS: PROXY CROSSTEX ENERGY, INC. 2501 CEDAR SPRINGS RD. DALLAS, TEXAS 75201 Proxy Solicited on Behalf of the Board of Directors The undersigned, revoking any proxy heretofore given for the meeting of the stockholders described on the reverse side of this card, hereby appoints Barry E. Davis and Joe A. Davis, and each of them, proxies, with full powers of substitution, to represent the undersigned at the special meeting of stockholders of Crosstex Energy, Inc. to be held on <Month Date>, 2014, and at any adjournment or postponement thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows: The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED "FOR" APPROVAL OF ITEMS 1, 2, AND 3. The undersigned hereby acknowledges receipt of notice of, and the proxy statement/prospectus for, the aforesaid special meeting of stockholders. (Continued and to be signed and dated on the reverse side.)

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. The Board of Directors recommends you vote “FOR” proposals 1, 2 and 3. 1. Proposal to adopt the Agreement and Plan of Merger, dated as of October 21, 2013, as such agreement may be amended from time to time, by and among Crosstex Energy, Inc. ("Crosstex"), Devon Energy Corporation ("Devon"), Acacia Natural Gas Corp I, Inc. ("New Acacia"), New Public Rangers, L.L.C. ("New Public Rangers") and certain other wholly owned subsidiaries of Devon, pursuant to which, among other things, a wholly owned subsidiary of New Public Rangers will merge with and into Crosstex (the "Crosstex merger"), and another wholly owned subsidiary of New Public Rangers will merge with and into New Acacia (the "Devon merger" and, together with the Crosstex merger, the "mergers"), with Crosstex and New Acacia surviving as wholly owned subsidiaries of New Public Rangers. 2. Proposal to approve adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1. 3. Proposal to approve, on an advisory (non-binding) basis, a resolution regarding the compensation payments that will or may be paid by Crosstex to its named executive officers in connection with the Crosstex merger. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 SPECIAL MEETING OF STOCKHOLDERS OF CROSSTEX ENERGY, INC. <Month Date>, 2014 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 12:00 AM Eastern time on , 2014. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. 00003000000303000000 5 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement/prospectus and proxy card are available at http://www.astproxyportal.com/ast/13278/ FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN